Exhibit 10.23

REF: F:/Sadot/Carmel_Omdan_Nir/SM/25/02/2009
[TRANSLATED FROM THE HEBREW]

AGREEMENT

Made and signed this 24th day of February 2009

BETWEEN:	ALON CARMEL, ID 53408639

of 8383 Wilshire Boulevard, Suite 800, Beverly Hills, CA 90211

(hereinafter referred to as “Carmel”)

of the first part

AND:	OMDAN CONSULTANCY & TRAINING LTD, PC 511468316

of 44 Nachal Amud Street, Ramat Hasharon 47204

(hereinafter referred to as “Omdan”)

of the second part

AND:	NIR ECOLOGY LTD, PC 511415382

of 17 Maaleh Avshalom Street, Kiriat Tivon 36094

through the trustee, Ash-Dor Trust & Property Management Ltd, PC 511620163

(hereinafter referred to as “Nir Ecology”)

of the third part

WHEREAS
Carmel is the owner and holder of 2,272,800 ordinary shares of NIS 0.01 n.v. each (hereinafter referred to as “ordinary shares”), 164,697 preferred shares of NIS 0.01 n.v. each (hereinafter referred to as “preferred shares”) and two management shares of NIS 1 n.v. each (hereinafter referred to as “management shares”), all of the company Pimi Agro Cleantech Ltd, PC 513497123 (hereinafter referred to as “the company”);

AND WHEREAS	Omdan is the owner and holder of 808,554 ordinary shares of NIS 0.01 n.v. each, 8,708 preferred shares of NIS 0.01 n.v. each and one management share of NIS 1 n.v., all of the company;

AND WHEREAS	Nir Ecology is the holder, through Ash-Dor Trust & Property Management Ltd, as trustee, of 1,440,000 ordinary shares of NIS 0.01 n.v. each and one management share of NIS 1 n.v., all of the company;

AND WHEREAS	the management shares carry voting rights in the company, while the ordinary shares and preferred shares do not carry any voting rights in the company;

AND WHEREAS
the company allotted one deciding share of NIS 0.01 n.v. to Adv. Amos Hachmon, which vests him with the right to participate in meetings of the company’s shareholders and/or board of directors, at the request of a shareholder or director, as the case may be, and in the case of a deadlock only, Adv. Hachmon shall decide the disputes (hereinafter referred to as “the deciding share”);

AND WHEREAS
the company intends issuing its shares on NASDAQ OTC B/B (hereinafter referred to as “the issue”) or transferring them to a company registered in the United States, whose shares shall be listed for trade on NASDAQ OTC B/B;

AND WHEREAS
for the purposes of the issue, the parties wish to alter the company’s capital structure, such that the ordinary shares and the preferred shares shall carry voting rights, each ordinary share of NIS 0.01 n.v. vesting one vote, each preferred share of NIS 0.01 n.v. vesting one vote, and the management shares and deciding share being converted into ordinary shares of NIS 0.01 n.v. each;

AND WHEREAS	the parties intend convening a special general meeting, the agenda of which shall include a change in the company’s capital structure as described above and below;

ACCORDINGLY, IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.	The parties shall act to convene a special general meeting of the holders of the company’s management shares, the agenda of which shall include the following matters:

1.1
a change in the rights attached to the ordinary shares, such that they shall carry a voting right in the company, each ordinary share of NIS 0.01 n.v. vesting the holder thereof with the right to be invited to the general meetings of the company’s shareholders and to one vote thereat;

1.2
a change in the rights attached to the preferred shares, such that they shall carry a voting right in the company, each preferred share of NIS 0.01 n.v. vesting the holder thereof with the right to be invited to the general meetings of the company’s shareholders and to one vote thereat;

1.3	the consolidation of all the management shares in the company’s authorized, issued and paid up capital, and their re-division into 400 management shares of NIS 0.01 n.v. each;

1.4
a change in the rights attached to the management shares in the company’s authorized, issued and paid up capital, such that the rights attached to the management shares shall be identical to the rights attached to the company’s ordinary shares after implementation of the provisions of clause 1.1 above;

1.5	the conversion of the deciding share in the company’s authorized, issued and paid up capital into one ordinary share of NIS 0.01 n.v.

2.	The parties undertake to vote at the special general meeting in favour of the proposed resolutions as worded in appendix “A” hereto.

3.	On implementation of the change in the company’s capital structure, the parties undertake to vote in respect of all the shares held by them as described below:

3.1
Omdan and Nir Ecology undertake to vote in respect of the ordinary shares and preferred shares held by them in favour of a proposed resolution pursuant whereto two directors nominated by Carmel will be appointed.

3.2
Nir Ecology and Carmel undertake to vote in respect of the ordinary shares and preferred shares held by them in favour of a proposed resolution pursuant whereto one director nominated by Omdan will be appointed.

3.3
Omdan and Carmel undertake to vote in respect of the ordinary shares and preferred shares held by them in favour of a proposed resolution pursuant whereto one director nominated by Nir Ecology shall be appointed.

3.4
If any of the parties’ shareholdings in the company fall below 7.5%, the other parties shall not be liable to vote for the director nominated by him to the company’s board of directors. If Carmel’s shareholdings fall below 15%, Omdan and Nir Ecology shall not be liable to vote, in respect of the ordinary shares and preferred shares held by them, in favour of a proposed resolution pursuant whereto two directors nominated by Carmel will be appointed, and so long as Carmel holds more than 7.5% of the company’s capital, they shall remain liable to vote for one director nominated by Carmel.

3.5
The aforesaid is based on the assumption that the company’s board of directors shall consist of four directors appointed by the parties. In the event that the number of directors appointed by the parties is greater than four, the parties shall act so that each time an even number of additional directors is appointed, such that if the parties appoint six directors, the fifth director shall be appointed from amongst Carmel’s nominees, and Omdan and Nir Ecology undertake to vote for him and the sixth director shall be appointed from amongst Nir Ecology’s nominees, and Carmel and Omdan undertake to vote for him. If the parties appoint eight directors, the seventh director shall be appointed from amongst Carmel’s nominees, and Omdan and Nir Ecology shall vote for him, and the eighth director shall be appointed from amongst Omdan’s nominees, and Nir Ecology and Carmel shall vote for him.

3.6
The parties agree that in the event that they are unable to unanimously agree on the identity of a nominated external director, they shall vote against at any meeting at which the appointment of an external director is put to the vote.

4.
The parties undertake that in the event of a transfer of shares to a third party, which is a related company of any of the parties and/or a relative of the parties hereto, as such expression is defined in the Securities Law, 5728-1968, the third party shall assume the transferor’s obligations pursuant hereto. “Related company” for the purposes of this clause means a company in which any of the parties directly and/or indirectly holds at least 25% of the capital.

5.
If by reason of the issue and for the purposes of its implementation, the parties transfer their shares to a company to be registered in the United States (hereinafter referred to as “the American company”), and instead of their shares they receive shares in the American company, the parties undertake that the provisions of this agreement shall apply to their shareholdings in the American company. If the issue does not take place within 12 months of the execution hereof, the parties shall act in order to return the company’s capital structure to its structure prior to the date of the execution hereof.

6.
It is agreed that the arrangements between the parties inter se or between any of the parties and the company pursuant to the shareholders’ agreement of 13th November 2005 and the amendment thereto of 15th November 2006 as shareholders of the company shall apply mutatis mutandis to the parties as shareholders of the American company.

7.
Adv. Amos Hachmon, as arbitrator, shall decide any differences of opinion and disputes arising between the parties, or any of them, in connection with the interpretation or performance of this agreement. Omdan and Nir Ecology acknowledge that Adv. Hachmon serves as Carmel’s attorney and that they shall be precluded from raising any plea or request for the removal of Adv. Hachmon from his position as arbitrator on the grounds that he is Carmel’s attorney. If Adv. Hachmon refuses or not deem fit to serve as arbitrator, he shall appoint an arbitrator for the parties.

The parties agree that this clause constitutes an arbitration agreement for all intents and purposes.

As witness the hands of the parties:

(Signed and stamped)

Alon Carmel	Omdan Consultancy & Training Ltd

(Signed and stamped)

Nir Ecology Ltd

We agree to the above provisions of this agreement and undertake to act pursuant thereto until the transfer to Nir Ecology of the shares held by us on trust for Nir Ecology.

(Signed and stamped)

Ash-Dor Trust & Property Management Ltd

I certify the aforesaid:

Adv. Amos Hachmon

I certify that I have irrevocable powers of attorney from the company’s other shareholders who are not parties to this agreement, save for Initiatives, allowing me to vote in their stead at meetings of the company’s shareholders. I certify that I shall use the aforesaid powers of attorney for the purpose of voting at meetings of the company’s shareholders after prior arrangement with Alon Carmel, and with his consent.

(Signed)

Eitan Shmueli, Adv.

The shareholders listed in appendix “B” hereto confirm their consent to the provisions of clause 5 of the agreement and that the provisions of this clause shall also apply to them, through the signature of their attorney, Adv. Eitan Shmueli.

(Signed)

Eitan Shmueli, Adv.